SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2007

Commission File Number: 000-49679

LitFunding Corp.
(Exact name of registrant as specified in its charter)

Nevada	93-1221399
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6375 S. Pecos Road, Suite 217, Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

(702)898-8388
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 27, 2007, the board of directors of LitFunding Corp., a Nevada corporation (the "Registrant"), by unanimous vote, have dismissed appointed director Dennis H. Johnston, for cause.  Mr. Johnston has failed to attend several director meetings and has not complied with securities regulations requiring him to report his holdings of our common stock on Form 3, or any changes on Form 4.  Although Mr. Johnston was offered an opportunity to resign, he has failed to respond. His termination was effective June 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 2, 2007		LitFunding Corp.
a Nevada corporation

	By:	/s/ Morton Reed
Morton Reed,
Chief Executive Officer